Statements of Cash Flows (Unaudited) (USD $)	3 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Cash flows from operating activities :
Net loss	$ (65,434)	$ (67,186)
Adjustments to reconcile net loss to net cash used in operating activities :
Finance Cost	9,127
Depreciation and amortization	2,256	2,143
Change in operating assets and liabilities:
Other receivables	(947)	(322)
Other payables	814	(3,172)
Net cash used in operating activities	(54,184)	(68,537)
CASH FLOWS FROM INVESTING ACTIVITIES
(Purchase of ) proceeds from sale of property and equipment
Net cash provided by (used in) investing activities
Cash flows from financing activities :
Repayment to related parties for loans	74,593	11,820
Net cash provided by financing activities	74,593	11,820
Effect of exchange rate fluctuations on cash	(177)	(5,499)
Net (decrease)/ increase in cash and cash equivalents	20,232	(62,216)
Cash and cash equivalents at beginning of year	6,367	78,373
Cash and cash equivalents at end of year	$ 26,599	$ 16,157